Exhibit 99.2

Second Quarter 2017
Teleconference
Supplemental Data

Cautionary Statement

Forward-Looking Information    This communication contains forward looking statements as that term is defined in the Private Securities Litigation Reform Act of 1995. These forward-looking statements include, but are not limited to, statements regarding our future financial and business performance and prospects, including forecasted 2017 third quarter and full year business and financial results, foreign currency impact, energy market conditions, pricing, capital investments and business acquisitions. These statements are based on the current expectations of management of Ecolab Inc (“the Company”). There are a number of risks and uncertainties that could cause actual results to differ materially from the forward-looking statements. These risks and uncertainties are set forth under Item 1A of our most recent Annual Report on Form 10-K and our other our public filings with the Securities and Exchange Commission (the “SEC”) and include the vitality of the markets we serve, including the markets served by our Global Energy segment; the impact of worldwide economic factors such as the worldwide economy, credit markets, interest rates and foreign currency risk, including reduced sales and earnings in other countries resulting from the weakening of local currencies versus the U.S. dollar; exposure to economic, political and legal risks related to our international operations; the costs and effects of complying with laws and regulations relating to our operations; the occurrence of litigation or claims; and other uncertainties or risks reported from time to time in our reports to the SEC. In light of these risks, uncertainties and factors, the forward-looking events discussed in this communication may not occur. We caution that undue reliance should not be placed on forward-looking statements, which speak only as of the date made. Ecolab does not undertake, and expressly disclaims, any duty to update any forward-looking statement except as required by law.

Non-GAAP Financial Information    This communication includes Company information that does not conform to generally accepted accounting principles (GAAP). Management believes that a presentation of this information is meaningful to investors because it provides insight with respect to ongoing operating results of the Company and allows investors to better evaluate the financial results of the Company. These measures should not be viewed as an alternative to GAAP measures of performance. Furthermore, these measures may not be consistent with similar measures provided by other companies. Reconciliations of our non-GAAP measures included within this presentation are included in the “Non-GAAP Financial Measures” section of this presentation.

Please see Ecolab’s news release dated August 1, 2017 for additional information, including additional discussion on use of Non-GAAP financial measures.	2

2Q 2017 Overview

◢Sales:

▪	Reported sales +4%; fixed currency sales +5%; and acquisition adjusted fixed currency sales +4%
▪

New business growth, new product introductions and share gains drove the sales increases as Global Institutional, Global Industrial and Other segment acquisition adjusted fixed currency sales rose 3% and Global Energy sales rose 5%

◢Operating Income:

▪	Reported operating margin +30 bps; adjusted fixed currency operating margin -70 bps
▪

Volume growth, pricing, and cost saving initiatives offset higher delivered product costs (which included a $0.04 per share unfavorable currency hedge year-on-year comparison, representing a 4 percentage point negative impact to EPS growth) and investments in the business during the quarter

◢Earnings:

▪	Reported diluted EPS $1.01, +16% versus last year; adjusted diluted EPS $1.13, +5% versus last year
▪	EPS growth also benefited from ongoing work to lower our tax rate and interest expense, as well as a reduced share count

◢Outlook:

▪	2017: Adjusted diluted EPS of $4.70 to $4.90, +8% to 12%
▪	3Q: Adjusted diluted EPS of $1.36 to $1.44, +6% to 13%

Please see Ecolab’s news release dated August 1, 2017 for additional information, including additional discussion on use of Non-GAAP financial measures.	3

2Q 2017 Results

	Second Quarter Ended June 30
	Reported			Adjusted *
(unaudited)	Public Currency Rates		%	Public Currency Rates		%
(millions, except per share)	2017	2016	Change	2017	2016	Change
Net sales	$ 3,462.7	$ 3,317.2	4%	$ 3,462.7	$ 3,317.2	4%
Operating income	439.0	412.5	6%	500.2	500.6	0%
Net income attributable to Ecolab	296.6	258.4	15%	332.5	319.3	4%
Diluted earnings per share	$ 1.01	$ 0.87	16%	$ 1.13	$ 1.08	5%

				Adjusted *
	Fixed Currency Rates *		%	Fixed Currency Rates		%
	2016	2016	Change	2017	2016	Change
Net sales	$ 3,438.6	$ 3,264.2	5%	$ 3,438.6	$ 3,264.2	5%
Operating income	435.1	405.6	7%	496.3	493.7	1%

*See “Non-GAAP Financial Measures” section of this presentation for corresponding reconciliations.

Please see Ecolab’s news release dated August 1, 2017 for additional information, including additional discussion on use of Non-GAAP financial measures.	4

2Q 2017 Sales Growth Detail

	Fixed Rate	Acq./Div. Adj.
Global Industrial	% Change	% Change	Consolidated	% Change
Water	4%	3%	Volume & mix	3%
Food & Beverage	3%	3%	Pricing	1%
Paper	2%	2%	Subtotal	4%
Textile Care	2%	2%	Acq./Div.	1%
Life Sciences	5%	5%	Fixed currency growth	5%
Total Global Industrial	3%	3%	Currency impact	-1%
			Total	4%
Global Institutional
Institutional	1%	2%
Specialty	10%	10%
Healthcare	52%	5%
Total Global Institutional	8%	3%

Global Energy	4%	5%

Other
Pest Elimination	8%	8%
Equipment Care	2%	2%
Total Other	6%	6%

Amounts in the tables above may reflect rounding. Acq./Div. Adj. excludes the impact of acquisitions and divestitures and sales to our deconsolidated Venezuelan subsidiaries.

Please see Ecolab’s news release dated August 1, 2017 for additional information, including additional discussion on use of Non-GAAP financial measures.	5

2Q 2017 Income Statement / Margins

($ millions, unaudited)	2017	% sales	2016	% sales	% change	Comments*

Gross Profit	$ 1,591.1	45.9%	$ 1,532.0	46.2%	4%

2017 acquisition adjusted fixed currency gross margins were 46.7% versus 48.0% in 2016. The 130 bps decline was the result of higher delivered product costs (which include an unfavorable currency hedge year-on-year comparison) which more than offset pricing and cost savings.

SG&A	1,115.3	32.2%	1,093.3	33.0%	2%	The 80 bps improvement was driven by sales volume leverage and cost savings, which more than offset investments in the business.
Operating Income (fixed FX)
Global Industrial	167.5	13.8%	174.5	14.9%	(4)%

2017 acquisition adjusted fixed currency margins were 13.9% vs. 14.9% in 2016. Margins decreased 100 bps as higher delivered product costs (which include an unfavorable currency hedge year-on-year comparison) more than offset improved pricing and sales volume gains.

Global Institutional	259.8	21.3%	243.0	21.5%	7%

2017 acquisition adjusted fixed currency margins were 21.6% vs. 21.7% in 2016. Margins decreased 10 bps as pricing and sales volume gains were more than offset by customer investments and higher delivered product costs (which include an unfavorable currency hedge year-on-year comparison).

Global Energy	73.4	9.3%	79.7	10.4%	(8)%

2017 acquisition adjusted fixed currency margins were 9.2% vs. 10% in 2016. Margins decreased 80 bps reflecting volume gains and cost reduction actions that were more than offset by higher delivered product costs (which include an unfavorable currency hedge year-on-year comparison), a rebuild of compensation reductions made in 2016 and modestly lower pricing.

Other	37.0	17.2%	38.2	18.9%	(3)%	The 170 bps reduction reflected pricing and sales volume gains that were more than offset by field investments.
Subtotal at fixed FX	537.7	15.6%	535.4	16.4%	0%
Corporate
Special Gains/(Ch.)	(61.2)		(88.1)

2017: Restructuring, acquisition and integration charges, vendor contract termination charge, and litigation related charges
2016: Energy inventory, Energy workforce, other asset charges and a wage-hour litigation charge.

Corp. Expense	(41.4)		(41.7)			Nalco intangible amortization
Total Corporate Exp.	(102.6)		(129.8)
FX	3.9		6.9

Consolidated Op. Inc.	$ 439.0	12.7%	$ 412.5	12.4%	6%

2017 adjusted fixed operating currency margin was 14.4%, a 70 bps decrease vs. the equivalent 2016 margin of 15.1%. The margin decline reflected pricing, volume growth and cost savings initiatives that were more than offset by higher delivered product costs (which include an unfavorable currency hedge year-on-year comparison) and investments in the business during the quarter.

*See Non-GAAP Financial Measures” section of this presentation for corresponding reconciliations.

Please see Ecolab’s news release dated August 1, 2017 for additional information, including additional discussion on use of Non-GAAP financial measures.	6

2Q 2017 Balance Sheet / Cash Flow

Summary Balance Sheet
	June 30			June 30
(millions, unaudited)	2017	2016	(millions, unaudited)	2017	2016
Cash and cash eq.	$ 260.7	$ 167.4	Short-term debt	$ 1,770.6	$ 1,749.9
Accounts receivable, net	2,446.8	2,318.0	Accounts payable	1,123.6	977.8
Inventories	1,469.8	1,331.7	Other current liabilities	1,424.2	1,510.7
Other current assets	354.8	278.3	Long-term debt	5,909.3	5,097.0
PP&E, net	3,497.4	3,257.3	Pension/Postretirement	1,040.1	968.4
Goodwill and intangibles	11,065.4	10,482.7	Other liabilities	1,266.9	1,251.2
Other assets	428.5	389.2	Total equity	6,988.7	6,669.6
Total assets	$ 19,523.4	$ 18,224.6	Total liab. and equity	$ 19,523.4	$ 18,224.6

Selected Cash Flow items			Selected Balance Sheet measures
	Six Months Ended
	June 30			June 30
(millions, unaudited)	2017	2016	(unaudited)	2017	2016
Cash from op. activities	$ 859.7	$ 874.8	Total Debt/Total Capital	52.4%	50.7%
Depreciation	286.3	276.0	Net Debt/Total Capital	51.5%	50.0%
Amortization	150.9	145.3	Net Debt/EBITDA(*)	2.6	2.8
Capital expenditures	340.2	303.7	Net Debt/Adjusted EBITDA(*)	2.6	2.3

(*) EBITDA and Adjusted EBITDA are non-GAAP measures.  EBITDA is defined as the sum of operating income, depreciation and amortization. Adjusted EBITDA is defined as the sum of adjusted operating income, depreciation and amortization. The inputs to EBITDA reflect the trailing twelve months of activity for the period presented. See “Non-GAAP Financial Measures” section of this presentation corresponding reconciliations.

Please see Ecolab’s news release dated August 1, 2017 for additional information, including additional discussion on use of Non-GAAP financial measures.	7

2017 Outlook

Focus

◢Drive strong execution

▪	Maintain aggressive new business efforts
▪	Continue strong innovation emphasis
▪	Offset raw material inflation through pricing

◢  Fully capitalize on energy market improvement

◢Continue to drive supply chain efficiency programs to help drive ongoing margin improvement

◢Continue to fully fund innovation, digital and enterprise system investments

◢Capitalize on the right M&A opportunities

Please see Ecolab’s news release dated August 1, 2017 for additional information, including additional discussion on use of Non-GAAP financial measures.	8

Appendix

Please see Ecolab’s news release dated August 1, 2017 for additional information, including additional discussion on use of Non-GAAP financial measures.	9

Non-GAAP Financial Measures

	Second Quarter Ended		Six Months Ended
(unaudited)	June 30		June 30
(millions, except percent)	2017	2016	2017	2016

Net Sales
Reported GAAP net sales	$ 3,462.7	$ 3,317.2	$ 6,624.3	$ 6,414.6
Effect of foreign currency translation	(24.1)	(53.0)	(25.2)	(59.2)
Non-GAAP fixed currency sales	$ 3,438.6	$ 3,264.2	$ 6,599.1	$ 6,355.4

Cost of Sales
Reported GAAP cost of sales	$ 1,871.6	$ 1,785.2	$ 3,563.1	$ 3,416.6
Special (gains) and charges	24.4	61.9	25.9	61.9
Non-GAAP adjusted cost of sales	$ 1,847.2	$ 1,723.3	$ 3,537.2	$ 3,354.7

Gross Margin
Reported gross margin	45.9%	46.2%	46.2%	46.7%
Non-GAAP adjusted gross margin	46.7%	48.0%	46.6%	47.7%

Operating Income
Reported GAAP operating income	$ 439.0	$ 412.5	$ 812.3	$ 784.0
Effect of foreign currency translation	(3.9)	(6.9)	(4.6)	(10.1)
Non-GAAP fixed currency operating income	$ 435.1	$ 405.6	$ 807.7	$ 773.9

Reported GAAP operating income	$ 439.0	$ 412.5	$ 812.3	$ 784.0
Special (gains) and charges	61.2	88.1	68.9	94.4
Non-GAAP adjusted operating income	500.2	500.6	881.2	878.4
Effect of foreign currency translation	(3.9)	(6.9)	(4.6)	(10.1)
Non-GAAP adjusted fixed currency operating income	$ 496.3	$ 493.7	$ 876.6	$ 868.3

Operating Income Margin
Reported GAAP operating income margin	12.7%	12.4%	12.3%	12.2%
Non-GAAP adjusted fixed currency operating income margin	14.4%	15.1%	13.3%	13.7%

Please see Ecolab’s news release dated August 1, 2017 for additional information, including additional discussion on use of Non-GAAP financial measures.	10

Non-GAAP Financial Measures

	Second Quarter Ended		Six Months Ended
(unaudited)	June 30		June 30
(millions, except percent and per share)	2017	2016	2017	2016

Net Income Attributable to Ecolab
Reported GAAP net income attributable to Ecolab	$ 296.6	$ 258.4	$ 550.1	$ 489.2
Special (gains) and charges, after tax	45.6	57.0	50.8	61.4
Discrete tax net expense (benefit)	(9.7)	3.9	(32.5)	(0.9)
Non-GAAP adjusted net income attributable to Ecolab	$ 332.5	$ 319.3	$ 568.4	$ 549.7

Diluted Earnings per Share Attributable to Ecolab ("EPS")
Reported GAAP diluted EPS	$ 1.01	$ 0.87	$ 1.87	$ 1.64
Special (gains) and charges, after tax	0.16	0.19	0.17	0.21
Discrete tax net expense (benefit)	(0.03)	0.01	(0.11)	0.00
Non-GAAP adjusted diluted EPS	$ 1.13	$ 1.08	$ 1.93	$ 1.85

Provision for Income Taxes
Reported GAAP tax rate	21.4%	24.1%	19.6%	24.1%
Special gains and charges	0.6	2.3	0.6	1.4
Discrete tax items	2.2	(0.9)	4.3	0.1
Non-GAAP adjusted tax rate	24.2%	25.5%	24.5%	25.6%

EBITDA (trailing twelve months ended)
Net income including non-controlling interest	$ 1,306.4	$ 968.6
Provision for income taxes	381.6	299.9
Interest expense, net	255.3	251.3
Depreciation	579.4	549.7
Amortization	291.6	295.4
EBITDA	$ 2,814.3	$ 2,364.9
Special (gains) and charges impacting EBITDA	80.0	504.8
Adjusted EBITDA	$ 2,894.3	$ 2,869.7

Please see Ecolab’s news release dated August 1, 2017 for additional information, including additional discussion on use of Non-GAAP financial measures.	11